MH ELITE Postfolio of Funds, Inc.
                            220 Russell Avenue
                         Rahway, New Jersey 07065
                             1-800-318-7969

             NOTICE OF ANNUAL MEETING TO BE HELD JULY 25, 2002



To the shareholders of the MH Elite Portfolio of Funds, Inc.



Notice is hereby given that the Annual Meeting of the MH Elite Portfolio of Fund, Inc. will be held at 220 Russell Avenue, Rahway, NJ 07065 on July 25, 2002 at 9:00 AM for the following purposes.


   1) To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify the selection of Jonathan Shore CPA of the firm Gibot, Willenbacher & Co. as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.

The Board of Directors has fixed the close of business on May 31, 2002 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
              PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

                                PROXY STATEMENT

                         MH ELITE PORTFOLIO OF FUNDS INC.
                               220 Russell Avenue
                            Rahway, New Jersey 07065
                                 1-800-318-7969
                                www.mhelite.com


Enclosed herewith is Notice of an Annual Meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on June 3, 2002.

The proxy may be revoked at any time before it is exercised either by mail no-tice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.

You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.

There is one class of capital stock of the Fund, all of which have equal voting rights. On June 3, 2002, the date of record, there were 372,197 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters each share has one vote.


                             ELECTION OF DIRECTORS

There are five(5) nominees listed below who have consented to serve as direct-ors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

Nominees for Election of Directors of the MH Elite Portfolio of Funds, Inc.

     Name, Age &        Directors     Principal Occupation    Number of    %  of
     Fund Officer         Since          Past Five Years     Shares Owned  Class

Harvey Merson (1)(2),     1998       Independent Financial       4,360      1.2%
50                                   Adviser,Portfolio
President                            Manager

Jeff Holcombe (1),        1998       Telcordia Technologies,    21,451      5.8%
46                                   Inc.
Vice-President                       Director

Vince Farinaro,           1998       Converted Paper             7,451      2.0%
74                                   Products
                                     Consultant

Howard Samms (2),         1998       Johnson and Johnson         6,533      1.8%
57                                   Healthcare Systems
                                     Director

Jerome Stern (2),         1999      Retired                     21,334      5.8%
74

(1) Directors of the Fund who are "interested persons" as defined" in the Investment Company Act of 1940. Mr. Merson and Mr. Holcombe are an "interested person" by virtue of their position in the Fund's Investment Adviser.

(2) Includes shares owned by family members.

Shareholders have one vote for each share they own for each of five directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-jority of the votes cast, when a quorum is present, will be required to elect each director.


                          PRINCIPAL EXECUTIVE OFFICERS

     Name                    Age               Executive Office & Tenure

Harvey Merson                50            President since 1998 (inception)
                                           Secretary

Jeff Holcombe                46            Vice-President 1998 (inception)
                                           Treasury

Officers are elected by the Board of Directors for a term of one year.


              RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Jonathan Shore CPA of the firm Gibgot, Willenbacher & Co., to audit and certify financial statements of the Fund for the year 2002. In connection with the audit function, Jonathan Shore will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

Jonathan Shore does not have any direct or material indirect financial
interest in the Fund.   Jonathan Shore will not be present at the meeting
unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.

                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in July 2003. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later then January 4, 2003 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 which sets forth certain requirements.



                                 OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meet-ing, the proxies will be voted in accordance with the view of the Board of Directors.

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                         MH ELITE PORTFOLIO OF FUNDS, INC.
                          ANNUAL MEETING OF SHAREHOLDERS
                                  July 25, 2002
                                 www.mhelite.com


The annual meeting of the MH Elite Portfolio of Funds, Inc. will be held July 25, 2002 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Mr. Harvey Merson and/or Mr. Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROX-IES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BE-FORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Merson, H. Samms, J. Stern

2. Proposal to ratify the selection of Jonathan Shore CPA of the firm Gibgot, Willenbacher & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.
            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN



Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.





________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date